Exhibit 10.8

REAFFIRMATION AND RATIFICATION AGREEMENT

May 28, 2008

Valens Offshore SPV I, Ltd.
c/o Valens Capital Management, LLC
355 Madison Avenue
New York, New York 10017

Ladies and Gentlemen:

Reference is made to the (a) Securities Purchase Agreement dated as of November 30, 2005 by and between PERVASIP CORP. (f/k/a/  eLEC Communications Corp.), a New York corporation (the “Company”), Valens Offshore SPV I, Ltd. (as assignee of Laurus Master Fund, Ltd., a Cayman Islands company, “Valens Offshore I”) (as amended, modified or supplemented from time to time, the “November 2005 Securities Purchase Agreement”); (b) Securities Purchase Agreement dated as of May 31, 2006 by and between the Company and Valens Offshore I (as amended, modified or supplemented from time to time, the “May 2006 Securities Purchase Agreement” and together with the November 2005 Securities Purchase Agreement, the “Laurus Securities Purchase Agreements” and each a “Laurus Securities Purchase Agreement”); (c) the Subsidiary Guaranty dated as of February 8, 2005 made by Vox Communications Corp., a Delaware corporation (“Vox”), AVI Holding Corp, a Texas corporation (“AVI”) TelcoSoftware.com Corp., a Delaware corporation (“Telco”) and Line One, Inc. a New York corporation (“Line One”, and together with Vox, AVI and Telco, the “Guarantors”) in favor of Valens Offshore I (as amended, modified or supplemented from time to time, the “Subsidiary Guaranty”), (d) Master Security Agreement dated as of February 8, 2005 made by the Company and the Guarantors in favor of Valens Offshore I (as amended, modified or supplemented from time to time, the “Master Security Agreement”) and (e) Stock Pledge Agreement dated as of February 8, 2005 made by the Company, in favor of Valens Offshore I (as amended, modified or supplemented from time to time, the “Stock Pledge Agreement”) (the Securities Purchase Agreements, the Subsidiary Guaranty, the Master Security Agreement and the Stock Pledge Agreement, collectively, the “Existing Laurus Agreements”).

To induce (a) Valens Offshore SPV II, Corp. (“Valens Offshore II”, or a “Purchaser”) and LV Administrative Services, Inc., as administrative and collateral agent for the Purchasers (the “Agent”) to provide financial accommodations to the Company and enter into (i) that certain Securities Purchase Agreement dated as of the date hereof among the Company, the Purchaser, the other purchasers from time to time party thereto and the Agent (as amended, modified or supplemented from time to time, the “2008 Securities Purchase Agreement”) and (ii) the Related Agreements (as defined in the 2008 Securities Purchase Agreement; and together with the 2008 Securities Purchase Agreement and the Amended Laurus Notes (as defined below), the “2008 Agreements”) and (b) Valens Offshore I to agree certain amendments to the Notes as set forth in (i) that certain Second Amended and Restated Secured Term Note dated the date hereof made by the Company in favor of Valens Offshore I in the original principal amount of $1,428,000 and (ii) that certain Fourth Amended and Restated Secured Term Note dated the date hereof made by the Company in favor of Valens Offshore I in the original principal amount of $1,966,667 (collectively, the “Amended Laurus Notes”), each of the Company and the Guarantors hereby:

a. represents and warrants to Agent, Valens Offshore I, and Valens Offshore II that it has reviewed and approved the terms and provisions of each of the 2008 Agreements and the documents, instruments and agreements entered into in connection therewith;

b. acknowledges, ratifies and confirms that all of the terms, conditions, representations and covenants contained in the Existing Laurus Agreements are in full force and effect and shall remain in full force and effect after giving effect to the execution and effectiveness of each of the 2008 Agreements (provided that the representations and warranties made by the Company in the Existing Laurus Agreements shall be true and correct only as of the date of such agreements);

c. represents and warrants that no offsets, counterclaims or defenses exist as of the date hereof with respect to any of the undersigned’s obligations under any Existing Laurus Agreements;

d. acknowledges, ratifies and confirms the grant by each of the Company and the Guarantors to Valens Offshore I of a security interest in the assets of (including the equity interests owned by) each of the Company and the Guarantors, respectively, as more specifically set forth in the Existing Laurus Agreements, as applicable (the “Security Interest Grants”) and (ii) that the Security Interest Grants secure all the Obligations (as defined in the Existing Laurus Agreements); and

e. acknowledges and confirms that (i) the occurrence of an Event of Default under any of the Existing Laurus Agreements shall constitute an Event of Default under the 2008 Agreements, (ii) the occurrence of an Event of Default under any of the 2008 Agreements shall constitute an Event of Default under the Existing Laurus Agreements and (iii) the occurrence of an Event of Default under and as defined in any document, instrument or agreement by and between any Company and/or any Guarantor (the “Credit Parties”) and Agent, Valens Offshore I and Valens Offshore II (and their respective assignees, collectively the “Creditor Parties”) shall constitute an Event of Default under and as defined in each other document, instrument and agreement by and between any Credit Party and any Creditor Party.

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of law provisions thereof.   This letter agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.  Any signature delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

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IN WITNESS WHEREOF, the undersigned have executed this Reaffirmation and Ratification Agreement this 28 day of May, 2008.

PERVASIP CORP. (f/k/a/  eLEC Communications Corp.)

By: /s/ Paul H. Riss
Name: Paul H. Riss
Title: Chief Executive Officer

Address: 75 South Broadway, Suite 302
                                          White Plains, NY 10602
                           Facsimile: 914-682-0820

VOX COMMUNICATIONS CORP.

By: /s/ Paul H. Riss
Name: Paul H. Riss
Title: Chief Executive Officer

Address:  75 South Broadway, Suite 302
           White Plains, NY 10602
            Facsimile: 914-682-0820

AVI HOLDING CORP.

By: /s/ Paul H. Riss
Name: Paul H. Riss
Title: Chief Executive Officer

Address: 75 South Broadway, Suite 302
                                          White Plains, NY 10602
                           Facsimile: 914-682-0820

TELCOSOFTWARE.COM CORP.

By: /s/ Paul H. Riss
Name: Paul H. Riss
Title: Chief Executive Officer

Address: 75 South Broadway, Suite 302
                                          White Plains, NY 10602
                           Facsimile: 914-682-0820

LINE ONE, INC.

By: /s/ Paul H. Riss
Name: Paul H. Riss
Title: Chief Executive Officer

Address: 75 South Broadway, Suite 302
                                          White Plains, NY 10602
                           Facsimile: 914-682-0820

Acknowledged and Agreed to by:

LV ADMINISTRATIVE SERVICES, INC.,

as Agent

By: /s/ Patrick Regan
Name: Patrick Regan
Title: Authorized Signatory

VALENS OFFSHORE SPV II, CORP.

By:	Valens Capital Management, LLC,
its investment manager

By:/s/ Patrick Regan
Name: Patrick Regan
Title: Authorized Signatory

VALENS OFFSHORE SPV I, LTD. (as assignee of Laurus Master Fund, Ltd.)

By:	Valens Capital Management, LLC,
its investment manager

By: /s/ Patrick Regan
Name: Patrick Regan
Title: Authorized Signatory